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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):    March 18, 2003


                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      1-12084                             34-1559357
(State of incorporation)      (Commission File Number)       (IRS Employer identification No.)
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
     300 Madison Avenue
        Toledo, Ohio                                            43604
(Address of principal executive offices)                      (Zip Code)
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         Registrant's telephone number, including area code: (419) 325-2100

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ITEM 5.  OTHER EVENTS

         On March 18, 2003 Libbey Inc. (the "Company") through a press release announced preliminary results of its modified dutch auction tender offer. The Company's press release is attached on Exhibit 99 hereto.

         (c)      EXHIBITS

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
         Exhibit
           No.                         Description
           ---                         -----------
           99             Text of press release dated March 18, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LIBBEY INC.
                                   Registrant

Date:    March 18, 2003                 By:      /s/ Kenneth G. Wilkes
     ------------------------           ----------------------------------------
                                        Kenneth G. Wilkes
                                        Vice President, Chief Financial Officer
                                        and Head, International Operations
                                        (Principal Accounting Officer)

                                   Page 2 of 2
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                                  EXHIBIT INDEX

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
   Exhibit No.                      Description                         Page No.
   -----------                      -----------                         --------
       99             Text of press release dated March 18, 2003          E-1
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